                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                                WEB STREET, INC.
-------------------------------------------------------------------------------
(Name of Registrant as Specified In Its Charter)


-------------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:
  (2) Aggregate number of securities to which transaction applies:
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
  (4) Proposed maximum aggregate value of transaction:
  (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount Previously Paid:
  (2) Form, Schedule or Registration Statement No.:
  (3) Filing Party:
  (4) Date Filed:


SEC 1913 (12/93)

[LOGO OF WEB ST]
510 Lake Cook Road
Deerfield, Illinois 60015




                                  May 1, 2001
                                  -----------



Dear Stockholder:

      On behalf of the Board of Directors, I cordially invite you to attend the 2001 Annual Meeting of Stockholders of Web Street, Inc. to be held on May 31, 2001 at 10:00 a.m. (Pacific Time) in our San Francisco branch office, located at 532 Market Street, San Francisco, California. The formal notice of the Annual Meeting appears on the following page.

      The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Immediately after the Annual Meeting, stockholders will be able to view a presentation by the Company and have the opportunity to ask questions.

      Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Regardless of the number of shares you own, please sign and date the enclosed proxy card and promptly return it in the enclosed postage paid envelope. If you sign and return your proxy card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the Proxy Statement.

      We look forward to seeing you on May 31, 2001 and urge you to return your proxy card as soon as possible.

                               Sincerely,


                               /s/ Joseph J. Fox
                               JOSEPH J. FOX
                               Co-Chairman of the Board of Directors
                               and Co-Chief Executive Officer

[LOGO OF WEB ST]
                      ____________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 31, 2001
                      ____________________________________

To the Stockholders of
Web Street, Inc.:

      The Annual Meeting of Stockholders of Web Street, Inc. will be held on May 31, 2001 at 10:00 a.m. (Pacific Time) in our San Francisco branch office, located at 532 Market Street, San Francisco, California, for the following purposes:

(1)  To elect four directors to our Board of Directors;

(2) To ratify the appointment by the Board of Directors of Arthur Andersen LLP as the independent auditors of our financial statements for the year ending December, 31, 2001;

(3) To approve an increase in the number of shares of common stock reserved for issuance under the Company's 1999 Stock Incentive Plan (the "1999 Plan") in 2001, and to automatically increase the number of shares reserved for issuance under the 1999 Plan in each of the five years beginning in 2002; and

(4) To act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

      These business items are more fully described in the accompanying proxy statement.

      The Board of Directors has fixed the close of business on April 17, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.

                                 By order of the Board of Directors,


                                 /s/ Stuart A. Cohn
                                 Stuart A. Cohn
                                 Secretary

Deerfield, Illinois
May 1, 2001

      You are cordially invited to attend the Annual Meeting of Stockholders in person or by proxy. Whether or not you expect to be present at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose.

                                Web Street, Inc.
                               510 Lake Cook Road
                           Deerfield, Illinois 60015
                                 (847) 444-4700

                                ----------------
                                PROXY STATEMENT
                                ----------------

     The accompanying proxy is solicited by our Board of Directors, for use at our annual meeting of stockholders to be held on May 31, 2001 at 10:00 a.m. (Pacific Time) in our San Francisco branch office, located at 532 Market Street, San Francisco, California and any adjournments of the annual meeting. This proxy statement and accompanying form of proxy are first being mailed to stockholders on or about May 1, 2001.

     Record Date and Outstanding Shares--Our Board of Directors fixed the close of business on April 17, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting or any adjournments of the annual meeting. As of the record date, we had outstanding 25,857,278 shares of common stock. Each outstanding share of common stock is entitled to one vote on all matters to come before the annual meeting.

     Voting of Proxies--We selected Joseph J. Fox, Joseph A. Barr and Stuart
A. Cohn, the persons named on the proxy card accompanying this proxy statement, to serve as proxies. Each of Messrs. Fox, Barr and Cohn is an executive officer and Mr. Fox is Co-Chairman of our Board of Directors. The shares represented by each executed and returned proxy will be voted in accordance with the directions indicated on the proxy, or, if no direction is indicated, the proxy will vote the shares represented by the proxy in accordance with the recommendations of the Board of Directors contained in this proxy statement. You can revoke a proxy you have given at any time before the shares it represents are voted by giving our Secretary either (1) an instrument revoking the proxy or (2) a duly executed proxy bearing a later date. Additionally, you may change or revoke a previously executed proxy by voting in person at the annual meeting. However, your attendance at the annual meeting will not, by itself, revoke your proxy.

     Required Vote--Election of directors by stockholders shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election who are present in person or represented by proxy. The proposal to ratify the selection of Arthur Andersen LLP as the independent auditors, and the proposal to increase the number of shares reserved for issuance under the 1999 Plan in 2001, and to automatically increase the shares reserved for issuance under the 1999 Plan in each of the five years beginning 2002, each require a majority of the votes cast to be affirmative.

     Quorum; Abstentions and Broker Non-Votes--The required quorum for transaction of business at the annual meeting will be a majority of the shares of common stock issued and outstanding as of the record date. Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the meeting and will be taken into account in determining whether or not a quorum is present. Abstentions and broker non-votes, which occur when a broker does not have the discretionary authority to vote on a particular matter on the proxy card, will also be included in determining the presence of a quorum. However, abstentions and broker non-votes will have no effect on the vote for directors. We will consider abstentions present and entitled to vote with respect to all other proposals and they will have the same effect as votes "against" those proposals. We will not consider broker non-votes present and entitled to vote with respect to any of the other proposals and, therefore, they will have no effect on the voting on such proposals.

     Annual Report to Stockholders--We are simultaneously furnishing to you with this proxy statement our Annual Report to Stockholders for the year ended December 31, 2000, containing financial and other information pertaining to us.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Our Certificate of Incorporation provides that our Board of Directors shall be classified with respect to the terms for which its members shall hold office by dividing the members into three classes. Our Board of Directors currently consists of five directors. Our Board has determined to increase the size of the Board to seven directors by adding an additional Class II director and Class III director. At the annual meeting, you will be asked to elect three Class II directors (two of them have been directors whose terms are expiring) and one Class III director to serve the balance of the Class III term, which expires in 2002.

     The three current directors whose terms of office do not expire in 2001 will continue to serve after the annual meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See "Other Directors" below.

     If at the time of the annual meeting any of the nominees should be unable or decline to serve, the persons named in the proxy will vote for the substitute nominee or nominees as the Board of Directors recommends, or vote to allow the vacancy created by the nominee who is unable or declines to serve to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

                                    NOMINEES

     The table below presents the names of the nominees for the office of director, together with certain information concerning these nominees.

Name                         Age            Position With Company             Class    Served as Director Since
-------------------------  -------  --------------------------------------  ---------  ------------------------
Avi Fox..................    36     Co-Chairman of the Board and               II                1996
                                    Co-Chief Executive Officer

Jeffrey Stein............    36     Director                                   II                2000

Stuart A. Starr..........    35     Director (if elected)                     III

Stuart A. Cohn...........    48     Executive Vice President Corporate         II
                                    Development / General Counsel and Secretary

-------------------------
     Avi Fox has been one of our directors since our inception in September 1996, sharing the chairman of the board position since June 1999, and sharing the Chief Executive Officer position since May 2000 with Joseph Fox. Mr. Fox served as President from June 1999 to May 2000, after serving as our chief executive officer from September 1996 to June 1999. From January 1994 to September 1996, Mr. Fox was chief executive officer of Darwin Financial Group, Incorporated, a Chicago-based private investment banking firm, which operated under the name of A.F. Joseph & Company. Mr. Fox has been a licensed stockbroker since 1987. He graduated from the University of Illinois, Chicago, in 1986 with a B.A. degree in communications.

     Jeffrey S. Stein has been one of our directors since November 2000. Mr. Stein was appointed to serve the remainder of the term of Robert Bernard after Mr. Bernard's resignation from the Board in November 2000. Mr. Stein has been a Commodity Options Member of the Chicago Board of Trade since 1990. Mr. Stein graduated from DePaul University in 1988 with a B.B.A. degree in Management.

     Stuart A. Starr is a Senior Manager in the Assurance Services Group of the public accounting firm Nation Smith Hermes Diamond, an independent alliance member of BDO Seidman in San Diego, CA. Mr. Starr has been a certified public accountant since 1993 and with the Nation Smith firm since 1999. From 1996 to 1999, Mr. Starr was employed by the Chicago-based accounting firm Klayman & Korman, LLC.

expertise is in the audit and review of financial statements and business consulting for middle market companies, including e-commerce businesses, software developers and consulting firms. Mr. Starr received his Bachelor of Arts degree in Business Administration and Economics from Bar-Ilan University of Tel-Aviv, and a Masters of Science in Accounting degree from the University of Illinois. He is a member of the American Institute of Certified Public Accountants.

     Stuart A. Cohn joined us as our general counsel in February 1998. He has been an executive vice president since January 1999, and our executive vice president of corporate development since June 2000. Prior to joining Web Street, from February 1994 Mr. Cohn practiced law at his own firm in Chicago. He graduated from the University of Chicago College in 1975, the University of Chicago Graduate School of Business in 1977, and the University of Chicago Law School in 1980. Mr. Cohn holds a certified public accountant certificate in Illinois.

The Board of Directors recommends that stockholders vote FOR the above nominees for election as Directors.

                                OTHER DIRECTORS

     The following persons will continue to serve as our directors after the annual meeting until their terms of office expire (as indicated below) or until their successors are duly elected and qualified.

                                                                                    Served As
Name                             Age             Position With Company            Director Since        Term Expires
----                             ---             ---------------------            --------------        ------------
Joseph J. Fox..................   34         Co-Chairman of the Board and              1996                  2002
                                             Co-Chief Executive Officer

Fredric J. Graber..............   56         Director                                  1999                  2003

D. Jonathan Rosenberg..........   33         Executive Vice President, Chief           1999                  2003
                                             Operating Officer and Director

--------------------------------------
     Joseph J. Fox has been our chairman of the board since our inception in September 1996, sharing the chairman of the board position with Avi Fox since June 1999. Mr. Fox served as our chief executive officer since June 1999, sharing the chief executive officer position with Avi Fox since May 2000. Mr. Fox was our president from September 1996 to June 1999. From January 1994 to September 1996, he was president of Darwin Financial Group, Incorporated, a Chicago-based private investment banking firm, which operated under the name of A.F. Joseph & Company.

     Fredric J. Graber has been one of our directors since August 1999. From 1992 to 1998, Mr. Graber was principal and general partner of Baker Nye Greenblat, an investment management partnership with capital in excess of $1 billion, where his responsibilities included trading, portfolio management and new business development. Mr. Graber was a partner of Lehman Brothers, Inc. from 1968 to 1976. He graduated from Princeton University in 1964 with a B.A. degree in psychology.

     D. Jonathan Rosenberg has been one of our directors since August 1999, one of our executive vice presidents since January 1999 and our chief operating officer since March 1999. Mr. Rosenberg served as our director of business development from March 1997 to March 1999. Prior to joining Web Street, Mr. Rosenberg was a consultant with Tower Analytics and Investigative Research Consulting. Mr. Rosenberg also worked with Legal Econometrics, Inc., conducting statistical research for members of the Major League Baseball Players Association in their contract arbitration hearings. Mr. Rosenberg graduated from DePaul University, with a B.S. degree in economics.

     Director Compensation--Upon first being elected to the Board of Directors, each of our directors who is not one of our employees, officers or consultants is granted, under the 1999 Plan, stock options to purchase 20,000 shares of common stock at the fair market value of the common stock as of the date of issuance of the stock options, subject to vesting as described below. Three business days following the date of each annual meeting of the stockholders of the Company, each outside director who is re-elected or continues to serve as a director because his or her term has not expired is automatically granted stock options to purchase 5,000 shares of common stock pursuant to the 1999 Plan, subject to vesting as described below. However, no automatic annual meeting grant is made to an outside director in the year he or she is first elected to the Board of Directors. The options granted to outside directors under the 1999 Plan upon joining the Board of Directors vest in four equal installments: on the date of grant and each of the first three anniversaries after that date, as long as the director continues to serve on the Board of Directors. Half of the options granted to outside directors at each annual meeting will become exercisable on the date of grant and the other half will become exercisable on the first anniversary of that date, if, as of that anniversary date, the director continues to serve on the Board of Directors. In addition, the Company may from time to time make discretionary option grants to our outside directors for services rendered. In February 2001, we made a grant to Fredric J. Graber, one of our outside directors, of an option to purchase 12,500 shares of common stock for his services to the Company as a director. All options granted under the 1999 Plan to outside directors expire upon the earliest of: (1) ten years from the date of grant, (2) ninety days after termination of services for any reason other than death, disability or retirement on or after age 65, or (3) one year after termination due to death, disability or retirement on or after age 65.

     We also pay each of the outside directors an annual fee of $5,000. In addition, we pay each outside director $1,000 for each board meeting attended and $1,000 for each committee meeting attended. However, we pay only a $500 fee for a committee meeting held the same day as a board meeting. We reimburse all outside directors for reasonable out-of-pocket expenses incurred in attending board and committee meetings.

     Meetings--During the year ended December 31, 2000, the Board of Directors held five meetings. Each of our current directors attended 100% of the aggregate number of Board meetings held (during the period in which he was a director) (Robert Bernard, who has since resigned from the Board, did not attend the third of the three meetings held during the period in which he was a director in 2000) and the total number of committee meetings on which each director served that were held (during the period in which he was a member of the committees) during 2000.

     Committees of the Board of Directors--The Board of Directors has established an Audit Committee and a Compensation Committee, each consisting entirely of outside directors.

     The Audit Committee performs the following roles for us: (1) recommends the independent public accountants to the Board of Directors for engagement; (2) reviews the plan, scope and results of the accountants' annual audit; (3) reviews our internal controls, functions and financial management policies with the accountants; (4) reviews our insider trading policy; (5) reviews financial information before public disclosure or filing with the Securities and Exchange Commission; and (6) reports to the Board of Directors regarding these matters. The members of the Audit Committee are Jeffrey S. Stein, Fredric J. Graber, and, if he is elected to the Board, Stuart A. Starr. The Audit Committee held four meetings in 2000. Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix A to this Proxy Statement. All the members of the Audit Committee are independent directors within the meaning of The NASDAQ Stock Market rules applicable to us.

     Audit Committee Report--The Audit Committee has reviewed and discussed the audited financial statements for 2000 with management and has discussed with Arthur Andersen LLP, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from Arthur Andersen required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Arthur Andersen that Firm's independence. Based on this review and these discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for 2000 for filing with the SEC.

                                AUDIT COMMITTEE:
                        Fredric J. Graber, Chairperson
                            Jeffrey S. Stein

     The Compensation Committee performs the following roles for us: (1) establishes guidelines and standards relating to the determination of executive and key employee compensation; (2) reviews the Company's executive compensation policies and recommends to the Board of Directors compensation for the Company's executive officers and other employees; and (3) administers the 2000 Stock Plan, the 1999 Stock Incentive Plan, the 1998 Stock Option Plan, the 1999 Employee Stock Purchase Plan and other stock option agreements, determining the number of shares covered by, and the terms of, stock awards granted to our executive officers, other employees and consultants pursuant to, these plans and agreements. The members of the Compensation Committee are Jeffrey S. Stein and Fredric J. Graber. The Compensation Committee held five meetings in 2000.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Stein and Mr. Graber were the two members of our Compensation Committee during our last fiscal year. Neither of them is or formerly was an officer or employee of Web Street or any of our subsidiaries, or has had a relationship or engaged in a transaction that would require disclosure under applicable SEC rules. None of our executive officers has served as a director or member of a compensation committee (or other board committee performing equivalent functions) of any other entity, one of whose executive officers served as one of our directors or as a member of our Compensation Committee.

                               Executive Officers

     The table below identifies executive officers of the Company who are not identified in the tables under "Nominees" and "Other Directors."

                   Name                       Age                   Position
                   ----                       ---                   --------
Joseph A. Barr..............................   39    President, Chief Financial Officer and Treasurer

William J. Mania............................   39    Executive Vice President and Chief Technology Officer

     Joseph A. Barr has been our president since May 2000, treasurer since February 1999, and chief financial officer since July 1998. He served as one of our executive vice presidents since February 1999. From July 1993 to July 1998, Mr. Barr was the director of internal audit and financial planning for Safety-Kleen Corp., an environmental and industrial services company listed on the New York Stock Exchange. Previously, Mr. Barr was an audit and financial consulting manager in the Chicago office of Arthur Andersen LLP, serving publicly held, multinational clients. He graduated in 1983 from the University of Illinois at Urbana-Champaign with a B.S. degree in accountancy. Mr. Barr is a certified public accountant and is our designated Series 27 financial and operations principal.

     William J. Mania has been our chief technology officer since June 1997 and one of our executive vice presidents since June 1999. From 1993 to 1997, Mr. Mania worked in Chicago as chief systems manager for ABN AMRO Bank, one of the world's largest banks. From 1990 to 1993, Mr. Mania worked at Hull Trading Company as manager of operations and system administration. Mr. Mania received a B.S. degree in computer science from Michigan Tech University and a master's degree in computer science from DePaul University.

     Joseph Fox and Avi Fox are brothers. None of the other executive officers or directors are related to any other executive officer.

     Section 16(a) Beneficial Ownership Reporting Compliance--Section 16 of the Securities Exchange Act of 1934 requires our officers (as defined under Section
16) and directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of the forms we have received and on written representations from reporting persons that no other such forms were required for them, we believe that, during 2000, all Section 16 filing requirements applicable to our officers, directors and 10% beneficial owners were timely complied with by these persons.

                                  PROPOSAL 2

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     Our Board of Directors, upon the recommendation of the Audit Committee, has appointed Arthur Andersen LLP, independent certified public accountants, as auditors of our financial statements for the year ending December 31, 2001. Arthur Andersen LLP has acted as our auditors since September 1998.

     The Board of Directors has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to you at the Annual meeting a proposal to ratify the Board of Directors' appointment of Arthur Andersen LLP. If a majority of the shares voted at the annual meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Arthur Andersen LLP, the Board of Directors will interpret that as an instruction to seek other auditors. We do not expect that a representative of Arthur Andersen will be present, or make a statement or be available to respond to questions from stockholders, at the meeting.

In 2000 the aggregate fees billed for professional services provided by Arthur Andersen to us were as follows:

      Audit Fees /(1)/..........................    $272,000

      Financial Information Systems Design and
      Implementation Fees /(2)/.................         $--

      All Other Fees /(3)/......................     $36,252

(1) Audit fees relate to services rendered for the annual audit of our consolidated financial statements for 2000 and the review of the financial statements included in our quarterly reports on Form 10-Q in 2000, and audit of the 2000 financial statements of Web Street Securities, Inc. in accordance with Rule 17(a)-5(d) of the Securities and Exchange Commission.

(2) Arthur Andersen did not provide us any financial information systems design or implementation services.

(3) All other fees relate to tax planning and compliance, and compensation and other consulting.

     Our Audit Committee has considered whether the provision of the non-audit services described above is compatible with maintaining Arthur Andersen's independence.

The Board of Directors recommends that the stockholders vote FOR the ratification of the appointment of Arthur Andersen LLP as the independent auditors of our financial statements for the year ending December 31, 2001.

                                   PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE 1999 PLAN i) TO INCREASE THE NUMBER OF SHARES OF
 COMMON STOCK RESERVED FOR ISSUANCE IN 2001, AND ii) TO PROVIDE FOR SUBSEQUENT
       AUTOMATIC ANNUAL INCREASES IN THE NUMBER OF SHARES RESERVED FOR
        ISSUANCE UNDER THE 1999 PLAN FOR FIVE YEARS BEGINNING IN 2002

     The Company's stockholders are being asked to approve a 1,000,000 share increase in the maximum number of shares of common stock reserved for issuance under the Company's 1999 Stock Incentive Plan from 2,585,434 to 3,585,434. As of December 31, 2000, 2,362,145 shares of Common Stock were subject to outstanding options under the 1999 Plan and 223,289 remained available for future issuance.

     If the Company's stockholders approve this Proposal 3, the number of shares authorized for issuance under the Company's 1999 Stock Incentive Plan will increase by 1,000,000. If the Company continues to grant options or other stock-based awards under the 1999 Plan at a rate consistent with its historic practices, the additional shares may be fully granted by the end of 2001.

     If the Company's stockholders approve this Proposal 3, there will be made available for issuance under the 1999 Plan in each of the five years beginning in 2002 (in addition to any shares that may remain authorized for issuance under the 1999 Plan) a number of shares equal to the greater of i) 150,000 shares and
ii) fifteen percent (15%) of any increase in the number of shares of common stock outstanding on the last trading day in December of the immediately preceding year over that in the prior year.

     The proposed share increases will ensure that the Company has sufficient reserves of common stock under the 1999 Plan to properly motivate its employees through meaningful equity ownership opportunities as well as attract key individuals essential to the Company's long-term performance. Each of our directors and executive officers are eligible to participate in the 1999 Plan. The Company believes that its ability to provide meaningful equity ownership opportunities to all of its employees is critical to its long-term growth and success. In addition, today's competitive labor markets create opportunities for the Company to attract key individuals who seek such ownership opportunities. Approval of this proposal will enable the Company to continue to make option grants in accordance with its historic practices.

     The proposed amendment to the 1999 Plan is attached as Appendix B to this Proxy Statement, and you are urged to read the 1999 Plan for more information.

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the Annual Meeting is required for approval of this amendment to the 1999 Plan. Should such stockholder approval not be obtained, the 1999 Plan will remain in existence with the provisions of the 1999 Plan in effect immediately prior to the proposed amendment. If approved, the Company will again be obligated to obtain stockholder approval for any increase in the authorized shares under the 1999 Plan (or a successor plan) at the end of the five year period.

                             EXECUTIVE COMPENSATION

     The following table provides information concerning all compensation paid and awarded to (1) our co-chief executive officers and (2) our three other most highly compensated (based upon combined salary and bonus) executive officers whose total salary and bonus exceeded $100,000 during 2000 (collectively, with our co-chief executive officers, the "Named Officers") for services rendered in all capacities to us for the years ended December 31, 2000, 1999 and 1998.

                         Summary Compensation Table /(1)/

                                                                                                Long-Term
                                                                                               Compensation
                                                       Annual Compensation                        Awards
                                            ------------------------------------------------   ------------
                                                                            Other
                                                                            Annual               Securities        All Other
                                                                            Compen-              Underlying         Compen-
Name and Principal Position     Year        Salary ($)    Bonus ($)/(2)/    sation ($) /(3)/    Options (#)     sation ($) /(4)/
---------------------------     ----        ----------    --------------    ----------------    -----------     ----------------
Joseph J. Fox                   2000         250,000         375,000             6,825            500,000                -
 Co-Chairman and Co-Chief       1999         243,365         180,300             6,886                  -                -
 Executive Officer              1998         181,304          80,000                 -                  -                -

Avi Fox                         2000         250,000         375,000             6,825            500,000                -
 Co-Chairman and Co-Chief       1999         243,941         180,300             8,046                  -                -
 Executive Officer              1998         181,304          80,000                 -                  -                -

Joseph A. Barr                  2000         200,000         115,000             5,885            275,000            5,287
 President, Chief Financial     1999         169,232          65,300             4,414                  -                -
 Officer and Treasurer          1998 (5)      48,884          10,000                 -            225,000                -

Stuart A. Cohn                  2000         200,000         115,000             6,125             75,000            5,250
 Executive Vice President,      1999         189,231          65,300             4,444                  -                -
 Corporate Development          1998 (6)     115,865          20,000                 -            356,250                -

William J. Mania                2000         200,000          60,000             4,684            150,000            4,000
 Executive Vice President       1999         156,827          65,300             4,293                  -                -
 and Chief Technology           1998         115,406          15,000                 -            241,875                -
 Officer

-------------------------------------

(1) In accordance with the rules of the SEC, this table does not include group insurance or other benefits that are available generally to all salaried employees of the Company, as well as certain perquisites and other benefits received by the Named Officers that do not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus disclosed in this table.

(2) For Messrs. Avi and Joseph Fox, 2000 bonus includes payments of $75,000 each in accordance with the terms of their Web Street employment agreements.

(3) Other annual compensation consists of income taxes reimbursed to the Named Officers for taxable fringe benefits.

(4) All other compensation consists of Company contributions on behalf of the Named Officer to the Company's 401(k) plan.

(5) Mr. Barr began working for us in July 1998 and, therefore, his 1998 compensation was for a partial year.

(6) Mr. Cohn began working for us in February 1998 and, therefore, his 1998 compensation was for a partial year.

     Option Grants in 2000--The following table provides information concerning the grant of stock options for fiscal year 2000 to the Named Officers.

                             Option Grants in 2000

                                       Individual Grants
                   ----------------------------------------------------------
                                   % Of Total
                     Number of      Options                                    Potential Realizable Value at Assumed
                    Securities     Granted to                                       Annual rates of Stock Price
                    Underlying     Employees      Exercise                       Appreciation for Option Term (3)
                      Options     in Fiscal      Price (per    Expiration      -------------------------------------
Name                  Granted       Year (1)     Share) (2)       Date                5%               10%
----                ---------     -----------    ----------    ----------             --               ---
Joseph J. Fox         500,000         18.6%       $11.00        6/2/2010              $0             $      0
Avi Fox               500,000         18.6%       $11.00        6/2/2010              $0             $      0
Joseph A. Barr        275,000         10.2%       $ 6.00        6/2/2010              $0             $445,258
Stuart A. Cohn         75,000          2.8%       $ 6.00        6/2/2010              $0             $121,433
William J. Mania      150,000          5.5%       $ 6.00        6/2/2010              $0             $242,865

-------------------------------------

(1) Includes option grants made to employees under the 1999 Stock Incentive Plan (Our executive officers and directors are not eligible for grants under the 2000 Stock Plan).

(2) The options were granted on June 2, 2000 at a premium to the fair market value of the Common Stock. The options become exercisable 25% per year over the next four years from the date of the grant or on an accelerated basis for 25% of the underlying shares if the value of one share of Common Stock appreciates 15% over the exercise price and, following the initial vesting period, other pre-determined share price thresholds.

(3) The potential realizable value is reported net of the exercise price, but before income taxes associated with the exercise. These amounts represent assumed annual compounded rates of appreciation at 5% and 10% from the fair market value on the date of grant ($2.9375) to the expiration date of the option. There is no assurance provided to any executive officer or stockholder that the Company's Common Stock will appreciate at the assumed 5% and 10% levels, or any other level, over the ten year option term.

     Aggregated Option Exercises in 2000 and Year-End 2000 Option Values--The following table provides information regarding each of the Named Officer's option exercises in 2000 and unexercised options at December 31, 2000. None of our Named Officers hold stock appreciation rights.

                          Year-End 2000 Option Values


                                                                    Number of Securities                 Value of Unexercised
                                                                   Underlying Unexecised               In-The-Money Options at
                           Shares                                Options at Year-End 2000                Year-End 2000 ($)(1)
                        Acquired on            Value           -------------------------------      -------------------------------
Name                    Exercise (#)       Realized ($)        Exercisable       Unexercisable      Exercisable       Unexercisable
----                    ------------       ------------        -----------       -------------      -----------       -------------

Joseph J. Fox........        --                    --                 --             500,000                --                --

Avi Fox..............        --                    --                 --             500,000                --                --

Joseph A. Barr.......        --                    --            150,000             350,000                --                --

Stuart A. Cohn.......        --                    --            241,250             150,000          $132,002                --

William J. Mania.....    39,375(2)            $89,638             82,500             270,000          $ 29,775                --

-------------------------------------
(1) The value per option is calculated by subtracting the exercise price per option from the closing price of the common stock on the NASDAQ National Market on December 29, 2000, which was $0.844.

(2) Under a nonqualified compensation agreement, Mr. Mania deferred receipt of 37,500 shares of common stock and agreed to receive an equivalent number of phantom stock units that convert to an equivalent number of shares of common stock no sooner than September 30, 2001.

     Employment Agreements--Effective October 1999, we entered into employment agreements with each of the Named Officers. Each of the employment agreements has a three-year term, which, at the end of each year of the term, is automatically extended by one year, unless we notify the employee in that year that his employment agreement will not be extended. If we give an employee this notice, his employment will terminate at the end of the then-current term.

     The employment agreements were amended in January 2001 by the Board of Directors to provide for annual base salaries of $300,000 for Joseph Fox; $300,000 for Avi Fox; and $250,000 for Joseph Barr. The annual salaries are reviewed each year by the Compensation Committee, but cannot be decreased from the amount in effect in the previous year. The employment agreements also give each employee the right to be eligible for annual bonuses determined by the Compensation Committee and to participate in the 1999 Stock Incentive Plan and other employee benefit programs. The employment agreements impose on each employee post-termination non-competition, non-solicitation and confidentiality obligations.

     The employment agreements provide for payments and benefits upon termination of employment in addition to those previously accrued. If the employee's employment terminates due to death or disability, the employee will receive, instead of a bonus for that year, an amount equal to the average annual bonus paid to him in the three previous years, prorated to reflect the part of the year completed before termination. Also, in case of disability, the employee will continue to participate in our employee benefit plans until age 65.

     If we terminate the employee's employment other than for cause, including after a change in control, or if the employee terminates employment for good reason, the employee will receive a lump sum cash payment equal to (1) the sum of his then-current annual salary plus an amount equal to the average bonus paid to him for the three previous years multiplied by (2) 2.5, in the case of each of Messrs. Fox and Fox and 1.25, or 1.75 if there has been a change in control, in the case of each of Messrs. Cohn and Mania. Mr. Barr's employment agreement contains terms similar to Messrs. Cohn and Mania, but was amended in 2000 to change the severance payment multiplier in the event of a change of control from 1.75 to
2.0. Also, instead of a bonus for that year, the employee will receive a cash payment equal to his average annual bonus for the previous three years, which, unless the termination occurs within the period beginning 60 days before a change in control and ending two years after a change in control, will be prorated to reflect the part of the year completed before termination. He will also receive continued health, medical and life insurance coverage for one year and, if payments under the employment agreement are subject to the golden parachute excise tax, an additional gross-up amount so that his after-tax benefits are the same as if no excise tax had applied. In this event, we also agree to use our reasonable best efforts to register the offer and sale of shares of common stock that Joseph J. Fox or Avi Fox, as the case may be, beneficially owns.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The following report summarizes our executive compensation philosophy and discusses factors considered by the Compensation Committee when determining the compensation of our Co-Chief Executive Officers and other executive officers for our 2000 fiscal year.

Executive Compensation Overview

     As the Company continues to develop, it is important that its executive compensation programs be designed to attract, retain, motivate and appropriately reward individuals who directly impact short-term and long-term profitability, growth and return to stockholders. It is also important that the executive compensation programs be structured in a manner that is flexible, allowing for recognition of individual, as well as our overall, performance. Finally, the Compensation Committee believes the Company's various broad-based employee stock ownership programs are critical to fostering a culture that encourages long-term performance.

     As a rapidly growing company within a highly competitive market, the Compensation Committee retained the services of a compensation consultant, Aon Consulting, Inc., to help determine how competitive the Company's executive compensation elements (e.g., base salary, annual incentives, long term incentives, benefits and perquisites) were after considering the Company's size and performance. This study was completed and presented to the Compensation Committee at the May 2000 Board Meeting.

     The results of the compensation consultant's recommendations were considered when making compensation decisions of the executives for 2000 and for structuring compensation opportunities for the future.

Elements of Executive Compensation

     Our executive compensation program consists of four elements: base salary, annual cash bonuses, long-term incentives and benefits/perquisites.

Base Salaries

     The base salaries of our executive officers were initially fixed by the employment agreements. The Compensation Committee approved these employment agreements and salaries. The Compensation Committee reviewed the base salaries of our executive officers at the end of 2000 and, based on competitive market data and their performance, increased Messrs. Joseph J. Fox's and Avi Fox's salary to $300,000 and Mr. Barr's to $250,000, effective January 1, 2001. The compensation committee will continue to review the base salaries of our executive officers annually, with any adjustments becoming effective January 1st of the applicable year.

Cash Bonuses

     Discretionary cash bonuses for executive officers are designed to improve our annual operating performance by rewarding the achievement of progressively more challenging annual performance objectives. To determine the amount of any annual bonus the executive will be eligible to receive, the Compensation Committee considers (a) the nature of the executive's responsibilities, (b) the executive's performance objectives, and (c) performance achieved with respect to each performance objective. Based on its assessments of these factors, the

Compensation Committee paid cash bonuses to the executive officers for 2000 based on their performance, including their efforts in establishing our new self-clearing operations, increasing the quantity and quality of our products and services, and attracting more customer accounts and customer assets under control. For 2000, Joseph Fox's and Avi Fox's cash bonuses were based on an amount provided for in their employment agreements plus an additional $300,000 for achievement of these strategic objectives during the year.

Long Term Incentives

     Subject to the general eligibility and vesting provisions of the 1999 Plan, and the availability of shares of common stock reserved under the plan, each executive officer may receive a periodic award of options to purchase common stock, to more closely align management's interests with stockholders. These awards are based upon each executive's contribution to our strategic objectives, including: development of our management team; fostering long-term planning; development of domestic and international partnerships; identifying and participating in acquisition opportunities; conceiving and developing product and marketing initiatives; identifying and developing systems and technological enhancements and internal efficiencies; and bringing positive goodwill and repute to us in the business community and the community at large.

     One of the findings of the compensation consultant was to identify a significant gap between the Company's total direct compensation opportunities for executives (i.e., annual cash compensation plus long term compensation) and market competitive practices.

     The Compensation Committee reviewed the status of each executive's option holdings, and based on a review of the compensation consultant's recommendations, as well as a desire to maximize stockholder value by directly linking executive stock ownership opportunities to the achievement of a higher share price for the Company's Common Stock, the Board of Directors granted Messrs' Joseph and Avi Fox each an option to purchase 500,000 shares of the Company's Common Stock under the 1999 Plan. The options were granted on June 2, 2000 at an exercise price of $11.00 per share. The exercise price was established at $8.0625 greater than the market value of the Company's Common Stock on that date.

     Under the terms of these grants, Messrs. Joseph and Avi Fox will vest in 25% of the grant on each calendar year anniversary of the grant, or on an accelerated basis for 25% of the underlying shares if the value of one share of Common Stock appreciates 15% over the exercise price and following the initial
vesting period, other pre-determined share price thresholds.   The options are
subject to all other terms as outlined in the 1999 Plan, including accelerated vesting upon a change of control.

Benefits/Perquisites

     The Compensation Committee reviews, from time to time, the appropriateness of providing certain benefits and perquisites to executive officers. Executives currently are eligible to participate in all group benefit programs, as well as our 401(k) Savings Plan.

Compliance with Section 162(m)

     The Compensation Committee currently intends for all compensation paid to the Named Officers to be tax deductible to us pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) provides that compensation paid to the Named Officers in excess of $1,000,000 cannot be deducted by us for Federal income tax purposes unless, in general, (1) the compensation is performance-based, established by a committee of outside directors and objective, and (2) the plan or agreement providing for such performance-based compensation has been approved in advance by stockholders. However in the future, the Compensation Committee may determine to adopt a compensation program that does not satisfy the conditions of Section 162(m) if in its judgment, after considering the additional costs of not satisfying
Section 162(m), that program is appropriate.

                             COMPENSATION COMMITTEE
                         Jeffrey S. Stein, Chairperson
                               Fredric J. Graber

                               PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total returns for us, the Market Composite Index and an index of peer companies selected by us during the period commencing on November 17, 1999, the date our common stock began trading, and ending on December 31, 2000. The comparison assumes $100 was invested on November 17, 1999 in our common stock, the NASDAQ Market Composite Index and the peer companies selected by us and assumes the reinvestment of any dividends.

                    COMPARISON OF CUMULATIVE TOTAL RETURNS

                             [GRAPH APPEARS HERE]

140
120
100
 80
 60
 40
 20
  0
       11/17/1999    12/31/1999    12/29/2000


            ------------------------------------------------------
            Group           11/17/99       12/31/99       12/29/00
            ------------------------------------------------------
            WEBS               100            100              7
            ------------------------------------------------------
            Peer Index         100             77             38
            ------------------------------------------------------
            NASDAQ             100            125             76


     The companies in the peer group, all of which are brokerage firms that offer on-line trading, are: The Charles Schwab Corp., TD Waterhouse Group, Inc., E*Trade Group, Inc., Ameritrade Holding Corp., DLJ Direct, Inc., Wit Soundview Group, Inc., Siebert Financial Corp., JB Oxford Holdings, Inc. and A.B. Watley Group, Inc. (National Discount Brokers was eliminated from our peer group in 2000 following the date they ceased to be a publicly traded firm.)

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Under unsecured promissory notes dated March 16, 1999, we loaned each of Joseph J. Fox and Avi Fox $110,000 at an annual interest rate of 5%, to be repaid on or before March 16, 2001. As of December 31, 2000, the full principal amount of each of the notes was outstanding. On March 16, 2001 the due date of these loans was extended to March 16, 2003.

     Under unsecured promissory notes dated January 16, 2001 under the direction of the Compensation Committee, the Company loaned each of Joseph J. Fox and Avi Fox $200,000 at an annual interest rate of 6%, payable interest only on a quarterly basis. Under the terms of the loans to Messrs. Fox and Fox, the entire principal balance and accrued unpaid interest is payable on or before three years following the date of the loans. These loans also provide that they, as well as all other then-outstanding loans to each of Messrs. Fox and Fox, will be subject to complete forgiveness, grossed up for applicable tax effects, upon attainment of either (i) the sale of the Company at a per share price, or valuation, that is no less than the lesser of (A) two times the average trailing closing bid price of the Company's Common Stock for the ten trading days immediately preceding the date of signing of a definitive agreement, or (B) $6 per share; or (ii) achievement of calendar year 2001 gross revenues that is no less than fifty percent in excess of calendar year 2000 gross revenues.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of March 15, 2001 information with respect to the beneficial ownership of the common stock by (1) each person known by us to own beneficially more than 5% of the outstanding shares of common stock, (2) each of our directors, (3) each of the Named Officers and (4) all of our executive officers and directors as a group. Unless otherwise indicated below, the persons in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Beneficial ownership is determined in accordance with the Securities and Exchange Commission's rules.

                                                  Number of Shares            Percent of Shares
Name and Address                                 Beneficially Owned           Beneficially Owned
----------------                                 ------------------           ------------------
Avi Fox(1)...............................              5,418,427                      20.9%
Joseph J. Fox(1).........................              5,320,827                      20.6%
D. Jonathan Rosenberg....................                384,438 (2)                   1.5%
Stuart A. Cohn...........................                421,941 (3)                   1.6%
Joseph A. Barr...........................                262,703 (4)                   1.0%
William J. Mania.........................                204,475 (5)                     *
Fredric J. Graber........................                 35,000 (6)                     *
Jeffrey S. Stein.........................                 17,500 (7)                     *
Rodney R. Schoemann......................              2,083,070 (8)                   8.0%
All Directors and Executive Officers as
  a Group (8 Persons)....................             12,065,311 (9)                  46.7%

-----------------------------------------

*    Less than 1%

(1) The address for Mr. Joseph J. Fox and Mr. Avi Fox is 510 Lake Cook Rd., Deerfield, IL 60015.

(2) Includes 93,750 shares of common stock owned by Mr. Rosenberg's spouse and 75,000 shares of common stock issuable upon exercise of options that are currently exercisable; excludes 186,697 phantom stock units that convert to an equivalent number of shares of common stock no sooner than September 30, 2001

(3) Includes 316,253 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable by May 17, 2001.

(4) Includes 225,000 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable by May 17, 2001.

(5) Includes 202,500 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable by May 17, 2001; excludes 37,106 phantom stock units that convert to an equivalent number of shares of common stock no sooner than September 30, 2001.

(6) Includes 15,000 shares of common stock issuable upon exercise of options that are currently exercisable or exercisable by May 17, 2001.

(7) Includes 12, 500 shares of common stock owned by Mr. Stein's spouse and 5,000 shares of common stock issuable upon exercise of options that are currently exercisable.

(8) This number of shares is based on information reported in the Schedule 13G, filed on January 17, 2001, by Rodney Schoemann with the Securities and Exchange Commission. Mr. Schoemann's address is 3904 Wheat Drive, Metairie, Louisiana 70002.

(9) Includes 838,753 shares of common stock issuable upon exercise of options that are currently exercisable. Excludes 223,803 phantom stock units that convert to an equivalent number of shares of common stock no sooner than September 30, 2001.

                        MISCELLANEOUS AND OTHER MATTERS

     Solicitation--The cost of this proxy solicitation will be borne by us. We may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals at our expense. We will reimburse those banks, brokers, fiduciaries, custodians, nominees and other record holders for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

     Proposals of Stockholders--We must receive a stockholder proposal to be considered for inclusion in our proxy statement and proxy for our annual meeting in 2002 at our principal executive offices on or before January 7, 2002. Any other proposal that a stockholder intends to present at that meeting will be untimely unless we have received written notice of such proposal on or before March 23 2002, but not prior to February 21, 2002. Stockholders should send proposals and notices addressed to Web Street, Inc., 510 Lake Cook Rd., Deerfield, Illinois 60015, Attention: Stuart A. Cohn, Secretary.

     Other Business--The Board of Directors is not aware of any other matters to be presented at the annual meeting other than those mentioned in this proxy statement and our notice of annual meeting of stockholders, which is enclosed. If any other matters are properly brought before the annual meeting, however, the persons named in the proxies will vote the proxies as the Board of Directors directs.

     Additional Information--We will furnish, without charge, a copy of our Annual Report on Form 10-K for our year ended December 31, 2000, as filed with the SEC, upon the written request of any person who is a stockholder as of the record date, and will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee which shall not exceed our reasonable expenses in providing the exhibits. You should direct requests for these materials to Web Street, Inc., 510 Lake Cook Road, Deerfield, Illinois 60015, Attention: Stuart
A. Cohn, Secretary.

                                 By order of the Board of Directors

                                 /s/ Stuart A. Cohn
                                 Stuart A. Cohn
                                 Secretary


Deerfield, Illinois
May 1, 2001
-----------


                        YOU ARE REQUESTED TO COMPLETE,
              DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                  APPENDIX A
                                  ----------
                               WEB STREET, INC.
                            AUDIT COMMITTEE CHARTER

1.   COMPOSITION
     -----------

     The Audit Committee (the "Committee") of the Board of Directors (the "Board of Directors" or "Board") of Web Street, Inc., a Delaware corporation (the "Company"), shall initially consist of at least two (2) independent, non-employee directors, free from any relationships that would interfere with their exercise of independent judgment as members of the Committee, who shall serve at the pleasure of the Board of Directors. As soon as reasonably possible, but in any event by June 14, 2001, the Committee shall consist of at least three (3) such independent, non-employee directors. Each Committee member shall be financially literate and be able to read and understand the Company's balance sheets, statements of operations and cash flow statements. Furthermore, at least one member of the Committee shall have accounting or related financial management expertise consisting of employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background. Committee members shall be selected for their competence and ability to add substance to the Committee's deliberations. Committee members and the Committee Chairman shall be designated by the full Board of Directors upon the recommendation of the Co-Chairmen of the Board. The duties and responsibilities of a member of the Committee shall be in addition to such member's duties as a member of the Board of Directors.

2.   RESPONSIBILITIES
     ----------------

     The Committee shall provide assistance to the members of the Board of Directors in fulfilling their responsibilities to the stockholders, potential stockholders and investment community relating to corporate accounting and reporting practices of the Company and the quality and integrity of the financial statements of the Company. In so doing, it shall be the responsibility of the Committee to maintain free and open means of communication between the members of the Board, the Company's independent public accountants who audit the Company's financial statements (the "Auditors"), the internal auditors and the financial management of the Company. The Committee, as representative of the stockholders, shall have unlimited authority and responsibility to select, evaluate and, where appropriate, replace the Auditors, who are ultimately accountable to the Board of Directors.

3.   DUTIES AND FUNCTIONS
     --------------------

The Committee shall:

  1. Recommend to the Board of Directors the selection of the Auditors, considering independence and effectiveness, and approve the fees and other compensation to be paid to the Auditors.

  2. On an annual basis, the Committee shall review and discuss with the Auditors all significant relationships the Auditors have with the Company to determine the Auditors' independence. The Committee shall receive from the Auditors a written statement delineating all relationships affecting objectivity and independence between the Auditors and the Company.

  3. Review the results of any regulatory examinations of the Company and ensure that issues resulting from such examinations are addressed appropriately.

  4. Review the performance of the Auditors and approve any proposed discharge of the Auditors when circumstances warrant.

  5. Following completion of the annual audit, review separately with management and the Auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  6. Review any significant disagreements between management and the Auditors in connection with the preparation of the Company's financial statements.

  7. Review with the Auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

  8. Inquire of management and the Auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

  9. Review with management and the Auditors their qualitative judgments about the appropriateness of the Company's accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

  10. Review with the Auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, elicit any recommendations for the improvement of such internal control procedures and discuss particular areas in which new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

  11. Provide an open avenue of communication among the Auditors, the Company's financial and senior management and the Board of Directors.

  12. Review periodically, with the Company's general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements.

  13. Review periodically, with the Company's general counsel, legal compliance matters, including corporate securities trading policies.

  14. Review the Company's annual financial statements and any certification report opinion or review rendered by the Auditors prior to the filing of the Company's annual report on Form 10-K.

  15. Review with the Auditors and representatives of financial management, in person or by telephone conference call, the results of the Auditors' financial review, including the various significant accounting and reporting matters, prior to any public announcement of financial results. The Committee Chairman or another Committee member designated by the Committee may represent the entire Committee for this purpose.

  16. Review the Company's filings with the Securities and Exchange Commission containing the Company's financial statements, including, without limitation, the Company's quarterly reports on Form 10-Q, prior to the filing thereof.

  17. Provide any audit committee reports or other audit committee-related disclosure, in filings with the Securities and Exchange Commission or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed.

  18. Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigation.

  19. Perform such other functions as assigned by law, the Company's certificate of incorporation or bylaws, or the Board of Directors.

  20. Review and update this charter periodically, but at least annually, and update as conditions dictate.

4.   MEETINGS
     --------

     The Committee shall hold at least four (4) regular meetings per year, and additional meetings as the Chairman of the Committee deems necessary or as circumstances require. Members of senior management, the Auditors or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Committee shall meet with the Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

     The Chairman of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting.

5.   COMMUNICATION WITH THE BOARD OF DIRECTORS
     -----------------------------------------

     The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board of Directors and shall ensure that the full Board is fully informed of the Company's accounting policies and related issues.

6.   MINUTES
     -------

     At each meeting, the Chairman shall select one Committee member to act as secretary and prepare minutes of the meeting. After approval by the Committee Chairman, such minutes shall be distributed to all members of the Board of Directors.

                                  APPENDIX B
                                  ----------
                               WEB STREET, INC.
                    AMENDMENT TO 1999 STOCK INCENTIVE PLAN

     This Amendment ("Amendment") to the Web Street, Inc. ("Company") 1999 Stock Incentive Plan ("Plan") is, subject to required stockholder approval, made effective as of the 27th day of April, 2001. Capitalized terms used herein shall have the meaning ascribed to them in the Plan unless otherwise indicated herein.

     WHEREAS, the Company has adopted and maintains in effect its 1999 Stock Incentive Plan for the purpose of attracting and retaining persons eligible to participate in the Plan; motivating Participants to achieve long-term Company goals; and further aligning Participants' interests with those of the Company's other stockholders; and

     WHEREAS, the Board of Directors has determined that, to further accomplish the stated purposes of the Plan, it is necessary and desirable that Section 3 of the Plan be amended so that the number of shares of Stock for which Awards may be granted under the Plan is increased in 2001, and further increased automatically in each of the five years beginning in 2002, all as further set forth below; and

     WHEREAS, Under Section 8 of the Plan, the Board may amend the Plan, subject to required Stockholder approval;

     The Plan is therefore (subject to required Stockholder approval) amended as follows:

     1. Amendment. Section 3 of the Plan is amended to provide that the maximum number of shares of Stock for which Awards may be granted under the Plan shall not exceed 3,585,434 through 2001; and, in each of the five years beginning in 2002, the number of shares of Stock for which Awards may be granted under the Plan shall (in addition to any shares that may remain authorized for issuance under the 1999 Plan) be increased by the number of shares that is equal to the greater of i) 150,000 and ii) fifteen percent (15%) of any increase in the number of shares of Stock outstanding on the last trading day in December of the immediately preceding year over that in the prior year.

     2. No Other Modifications. Other than as expressly set forth in this Amendment, the Plan remains unamended and in full force and effect.

                                  APPENDIX C
                                  ----------
                               WEB STREET, INC.
                           1999 STOCK INCENTIVE PLAN


1.   ESTABLISHMENT AND PURPOSE.
     -------------------------

The Web Street, Inc. 1999 Stock Incentive Plan (the "Plan") is established by Web Street, Inc. (the "Company") to attract and retain persons eligible to participate in the Plan; motivate Participants to achieve long-term Company goals; and further align Participants' interests with those of the Company's other stockholders. The Plan is adopted as of August 26, 1999, the date of the Plan's approval by the Company's stockholders. Unless the Plan is earlier discontinued by the Board as provided herein, no Award shall be granted hereunder on or after August 26, 2009.

Certain terms used herein are defined as set forth in Section 11.

2.   ADMINISTRATION; ELIGIBILITY.
     ---------------------------

The Plan shall be administered by a Committee; provided, however, that, if at any time no Committee shall be in office, the Plan shall be administered by the Board. The Plan may be administered by different Committees with respect to different groups of Eligible Individuals. As used herein, the term "Administrator" means the Board or any of its Committees as shall be administering the Plan.

The Administrator shall have plenary authority to grant Awards pursuant to the terms of the Plan to Eligible Individuals. Participation shall be limited to such persons as are selected by the Administrator. Awards may be granted as alternatives to, or replacement of, awards outstanding under the Plan or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary). The provisions of Awards need not be the same with respect to each Participant.

Among other things, the Administrator shall have the authority, subject to the terms of the Plan:

     (a) to select the Eligible Individuals to whom Awards may from time to time be granted;

     (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Stock Awards or any combination thereof are to be granted hereunder;

     (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

     (d)  to approve forms of agreement for use under the Plan;

     (e) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the option price, any vesting restriction or limitation, any vesting acceleration or forfeiture waiver and any right of repurchase, right of first refusal or other transfer restriction regarding any Award and the shares of Stock relating thereto, based on such factors or criteria as the Administrator shall determine);

     (f) subject to Section 8(a), to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to (i) performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan and (ii) extension of the post-termination exercisability period of Stock Options;

     (g) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred;

     (h)  to determine the Fair Market Value; and

     (i) to determine the type and amount of consideration to be received by the Company for any Stock Award issued under Section 6.

The Administrator shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

Except to the extent prohibited by applicable law, the Administrator may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person or persons selected by it. Any such allocation or delegation may be revoked by the Administrator at any time. The Administrator may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Administrator.

Any determination made by the Administrator or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Administrator or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Administrator or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants.

No member of the Administrator, and no officer of the Company, shall be liable for any action taken or omitted to be taken by such individual or by any other member of the Administrator or officer of the Company in connection with the performance of duties under this Plan, except for such individual's own willful misconduct or as expressly provided by law.

3.   STOCK SUBJECT TO PLAN.
     ---------------------

Subject to adjustment as provided in this Section 3, the aggregate number of shares of Stock which may be delivered under the Plan shall not exceed 10% of the outstanding shares of Stock as of the Effective Date; provided that, if the number of issued shares of Stock is increased after the Effective Date, the maximum number of shares of Stock which may be delivered under the Plan shall be increased by 10% of such increase.

To the extent any shares of Stock covered by an Award are not delivered to a Participant or beneficiary thereof because the Award expires, is forfeited, canceled or otherwise terminated, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

Subject to adjustment as provided in this Section 3, the following additional maximums are imposed under the Plan:

     (i) the maximum number of shares of Stock that may be covered by Stock Options intended to be Incentive Stock Options shall be 2,000,000 shares; and

     (ii) the maximum number of shares that may be covered by Awards of Stock Options and Stock Appreciation Rights granted to any one individual during any calendar year shall be 500,000 shares.

In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Administrator may make such substitution or adjustments in the
(i) number and kind of shares that may be delivered under the Plan, (ii) additional maximums imposed in the immediately preceding paragraph, (iii) number and kind of shares subject to outstanding Awards, (iv) exercise price of outstanding Stock Options and

Stock Appreciation Rights and (v) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that the number of shares subject to any Award shall always be a whole number.

4.   STOCK OPTIONS.
     -------------

Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

The Administrator shall have the authority to grant any Participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

Stock Options shall be evidenced by option agreements, each in a form approved by the Administrator. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur as of the date the Administrator determines.

Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Optionee affected, to disqualify any Incentive Stock Option under
Section 422 of the Code.

Stock Options granted under this Section 4 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, as the Administrator shall deem desirable:

     (a) Exercise Price. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Administrator. If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

     (b) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Incentive Stock Option shall be exercisable more than 10 years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times, and subject to such terms and conditions, as shall be determined by the Administrator. If the Administrator provides that any Stock Option is exercisable only in installments, the Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. In addition, the Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 4, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

          The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of unrestricted Stock already owned by the Optionee (or, in the case of the exercise of a Non-Qualified Stock Option, restricted Stock subject to a Stock Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised;
          (ii) by certifying ownership of shares of Stock owned by the Optionee to the satisfaction of the Administrator for later delivery to the Company as specified by the Company;

          (iii) by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii).

          If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such restricted Stock was subject, unless otherwise determined by the Administrator.

          No shares of Stock shall be issued upon exercise of a Stock Option until full payment therefore has been made. Upon exercise of a Stock Option (or a portion thereof), the Company shall have a reasonable time to issue the Stock for which the Stock Option has been exercised, and the Optionee shall not be treated as a stockholder for any purposes whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such Stock is recorded as issued and transferred in the Company's official stockholder records, except as otherwise provided herein or in the applicable option agreement.

     (e) Transferability of Stock Options. Except as otherwise provided in an option agreement, no Stock Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution. A Stock Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or by the guardian or legal representative of the Optionee, it being understood that the terms "holder" and "Optionee" include the guardian and legal representative of the Optionee named in the applicable option agreement and any person to whom an option is transferred by will or the laws of descent and distribution.

     (f) Termination by Death. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of death, any Stock Option held by such Optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, for a period of one year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (g) Termination by Reason of Disability. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates by reason of Disability, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that if the Optionee dies within such period, unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. Unless otherwise provided in the applicable option agreement, if an Optionee's employment, or provision of services terminates by reason of Retirement, any Stock Option held by such Optionee may thereafter be exercised by the Optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Administrator may determine, for a period of three years from the date of such termination of employment or provision of services or until the expiration of the stated term of such Stock Option, whichever period is shorter;

          provided, however, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
          Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise provided in the applicable option agreement, if an Optionee's employment or provision of services terminates for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate; provided, however, that, if such termination of employment or provision of services of the Optionee is involuntary on the part of the Optionee and without Cause, such Stock Option, to the extent then exercisable, or on such accelerated basis as the Administrator may determine, may be exercised for the lesser of 90 days from the date of such termination of employment or provision of services or the remainder of such Stock Option's term and without Cause; and provided, further, that if the Optionee dies within such period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of termination of employment or provision of services for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (j) Participant Loans. The Administrator may in its discretion authorize the Company to:

          (i) lend to an Optionee an amount equal to such portion of the exercise price of a Stock Option as the Administrator may determine; or

          (ii) guarantee a loan obtained by an Optionee from a third-party for the purpose of tendering such exercise price.

          The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Optionee and any security interest there under, shall be determined by the Administrator, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of (i) the aggregate Fair Market Value per share of Stock on the date of exercise, less the par value of the shares of Stock to be purchased upon the exercise of the Stock Option, and (ii) the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

5.   STOCK APPRECIATION RIGHTS.
     -------------------------

Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

A Stock Appreciation Right may be exercised by an Optionee in accordance with this Section 5 by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Administrator. Upon such exercise and surrender, the Optionee shall be entitled to receive an amount determined in the manner prescribed in this Section 5. Stock Options that have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Administrator, including the following:

          (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of
                Section 4 and this Section 5.

          (ii) Upon the exercise of a Stock Appreciation Right, an Optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option, multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Administrator having the right to determine the form of payment.

          (iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted with respect to the underlying Stock Option in accordance with
                Section 4(e).

6.   STOCK AWARDS OTHER THAN OPTIONS.
     -------------------------------

Stock Awards may be directly issued under the Plan (without any intervening options), subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Administrator shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Stock upon the attainment of one or more performance goals or service requirements established by the Administrator.

Shares representing a Stock Award shall be evidenced in such manner as the Administrator may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Administrator may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

A Stock Award may be issued in exchange for any consideration that the Administrator may deem appropriate in each individual instance, including, without limitation:

               (i)   cash or cash equivalents;

               (ii)  past services rendered to the Company or any Affiliate; or

               (iii) future services to be rendered to the Company or any Affiliate (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Administrator provides otherwise).

7.   CHANGE IN CONTROL PROVISIONS.
     ----------------------------

     (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

          (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant;

          (ii) The restrictions applicable to any outstanding Stock Award shall lapse, and the Stock relating to such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

          (iii) All outstanding repurchase rights of the Company with respect to any outstanding Awards shall terminate; and

          (iv) Outstanding Awards shall be subject to any agreement of merger or reorganization that effects such Change in Control, which agreement shall provide for:

                     (a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

                     (b) The assumption of the outstanding awards by the surviving corporation or its parent or subsidiary;

                     (c) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

                     (d) Settlement of each share of Stock subject to an
                outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price).

          (v) In the absence of any agreement of merger or reorganization effecting such Change in Control, each share of Stock subject to an outstanding Award shall be settled for the Change in Control Price (less, to the extent applicable, the per share exercise price).

     (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

          (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (2) any acquisition by the Company; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; (4) any acquisition by (A) Joseph Fox or Avi Fox, (B) any spouse, child or grandchild of Joseph Fox or Avi Fox (each, an "Immediate Family Member"), (C) a trust or trusts for the exclusive benefit of Joseph Fox, Avi Fox and/or any Immediate Family Members or
                (D) a partnership, limited liability company, corporation or other entity in which Joseph Fox, Avi Fox and/or any Immediate Family Members are the holders of all of the equity interests, or (5) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b); or

          (ii) Within any period of 24 consecutive months, a change in the composition of the Board such that the individuals who, immediately prior to such period, constituted the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 7(b), that any individual who becomes a member of the Board during such period, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
                Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

          (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Corporate Transaction"); excluding, however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets, either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company, by any corporation controlled by the Company, or by such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, more than 25% of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors, except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction, and (3) individuals who were members of the Board immediately prior to the approval by the stockholders of the Corporation of such Corporate Transaction will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company, other than to a corporation pursuant to a transaction which would comply with clauses (1), (2) and (3) of subsection (iii) of this
                Section 7(b), assuming for this purpose that such transaction were a Corporate Transaction.

     (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the 60-day period prior to and including the date of a Change in Control, and (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

8.   MISCELLANEOUS.
     -------------

     (a) Amendment. The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or an Affiliate, or (ii) made to permit the Company or an Affiliate a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Stock is listed.

          The Administrator may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

       Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Administrator may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

     (b) Unfunded Status of Plan. It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Administrator otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

     (c)  General Provisions.

          (i) The Administrator may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the Administrator deems appropriate to reflect any restrictions on transfer.

                All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Stock is then listed and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (ii) Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting other or additional compensation arrangements for its employees.

          (iii) The adoption of the Plan shall not confer upon any employee, director, consultant or advisor any right to continued employment, directorship or service, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of any employee, consultant or advisor at any time.

          (iv) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Administrator, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. The Administrator may establish such procedures as it deems appropriate for the settlement of withholding obligations with Stock.

          (v) The Administrator shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

          (vi) Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

          (vii) The grant of an Award shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

          (viii) Unless otherwise provided in any agreement between the Participant and the Company or an Affiliate, if any payment or right accruing to a Participant under this Plan (without the application of this Section (8)(c)(viii)), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under
                 Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Administrator in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Administrator in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 8(c)(viii) shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

          (ix) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Administrator in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (x) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

          (xi) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

          (xii) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

          (xiii) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

          (xiv) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Award.

          (xv) None of the Company, an Affiliate or the Administrator shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any

                 Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Stock or an Award from such holder in accordance with the terms hereof.

          (xvi) This Plan, and all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the state of Delaware (other than its law respecting choice of law).

9.   DEFERRAL OF AWARDS.
     ------------------

The Administrator (in its sole discretion) may permit or require a Participant to:

     (a) have cash that otherwise would be paid to such Participant as a result of the exercise of a Stock Appreciation Right or the settlement of Stock Awards credited to a deferred compensation account established for such Participant by the Administrator as an entry on the Company's books;

     (b) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or a Stock Appreciation Right converted into an equal number of Stock units; or

     (c) have Stock that otherwise would be delivered to such Participant as a result of the exercise of a Stock Option or Stock Appreciation Right or the settlement of Stock Awards converted into amounts credited to a deferred compensation account established for such participant by the Administrator as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of the Stock as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Section 9 may be credited with interest or other forms of investment return, as determined by the Administrator. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of awards is permitted or required, the Administrator (in its sole discretion) may establish rules, procedures and forms pertaining to such awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 9.

10.  AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.
     --------------------------------------------

     (a) Initial Grant. Any person who becomes a Non-Employee Director shall automatically receive a Non-Qualified Stock Option to purchase 20,000 shares of Stock on the date such person becomes a Non-Employee Director. Any such Stock Option shall become exercisable in accordance with the following schedule, if as of each such date such person is still a Director:

                                                 Cumulative Percentage
                      Date                             Exercisable
               ---------------                         -----------
               Grant Date                                    25%
               First Anniversary of Grant Date               50%
               Second Anniversary of Grant Date              75%
               Third Anniversary of Grant Date              100%

          The Administrator may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Administrator may determine. The Administrator may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

     (b) Annual Grants. Each year, on the date that is three business days following the Company's annual meeting of stockholders, each person who serves as a Non-Employee Director on such date shall automatically receive a Non-Qualified Stock Option to purchase 5,000 shares of Stock (except that such Stock Option shall not be granted to any Non-Employee Director in the calendar year in which such Non-Employee Director received the Non-Qualified Stock Option described in Section 10(a) above). Any such Stock Option shall become exercisable as to 2,500 shares as of the grant date and shall be exercisable as to all 5,000 shares on the first anniversary of the grant date, if as of such anniversary such person is still a Director.

     (c) Exercise. The exercise price of any Stock Options granted to a Non-Employee Director under this Section 10 shall equal 100% of the Fair Market Value of the Stock as the grant date, payable in one of the forms described in Section 4(d).

     (d) Option Term. Any Stock Option granted to a Non-Employee Director under this Section 10 shall terminate on the earliest of (a) the tenth anniversary of the grant date, (b) the date 90 days after the termination of such Outside Director's service for any reason other than death, Disability or retirement at of after age 65 or (c) the date one (1) year after the termination of such outside Director's service because of death, Disability or retirement at or after age 65.

     (e) Termination by Death Disability or Retirement. Any Stock Option granted to a Non-Employee Director under this Section 10 shall also become exercisable in full upon the termination of such Non-Employee Director's service as a Director because of death, Disability or retirement at or after age 65.

     (f) Transferability. A Stock Option granted to a Non-Employee Director under this Section 10 (i) shall not be transferable by such Non-Employee Director other than by will or by the laws of descent and distribution and (ii) shall be exercisable, during such Non-Employee Director's lifetime, only by such Non-Employee Director or by the guardian or legal representative of such Non-Employee Director.

11.  DEFINITIONS.
     -----------

For purposes of this Plan, the following terms are defined as set forth below:

     (a) "Affiliate," means a corporation or other entity controlled by the Company and designated by the Administrator as such.

     (b)  "Award" means a Stock Appreciation Right, Stock Option or Stock Award.

     (c)  "Board" means the Board of Directors of the Company.

     (d) "Cause" means (i) the conviction of the Participant for committing a felony under Federal law or the law of the state in which such action occurred, (ii) dishonesty in the course of fulfilling the Participant's duties as an employee or director of, or consultant or advisor to, the Company or (iii) willful and deliberate failure on the part of the Participant to perform such duties in any material respect. Notwithstanding the foregoing, if the Participant and the Company or the Affiliate have entered into an employment or services agreement which defines the term "Cause" (or a similar term), such definition shall govern for purposes of determining whether such Participant has been terminated for Cause for purposes of this Plan. The determination of Cause shall be made by the Administrator, in its sole discretion.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     (f) "Commission" means the Securities and Exchange Commission or any successor agency.

     (g) "Committee" means a committee of Directors appointed by the Board to administer this Plan.

     (h)  "Company" means Web Street, Inc., a Delaware corporation.

     (i) "Disability" means mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate; provided, however, that a Disability shall not qualify under this Plan if it is the result of
          (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered or incurred while participating in a criminal offense. Notwithstanding the foregoing, if the Participant and the Company or an Affiliate have entered into an employment or services agreement which defines the term "Disability" (or a similar term), such definition shall govern for purposes of determining whether such Participant suffers a Disability for purposes of this Plan. The determination of Disability shall be made by the Administrator, in its sole discretion. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     (j)  "Director" means a member of the Company's Board of Directors.

     (k)  "Effective Date" means August 26, 1999.

     (l) "Eligible Individual" means any officer, employee or director of the Company or a Subsidiary or Affiliate, or any consultant or advisor providing services to the Company or a Subsidiary or Affiliate.

     (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     (n) "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Administrator or under procedures established by the Administrator. Unless otherwise determined by the
          Administrator:

                    (i) For purposes of any Award made as of the Underwriting Date, the Fair Market Value shall be deemed to be equal to the price per share at which the Stock is to be sold to the public in the initial public offering of the Stock.

                    (ii) After the Underwriting Date, the Fair Market Value per share shall be the closing sales price per share of the Stock on the principal stock exchange or market on which the Stock is traded on the date as of which such value is being determined or the last previous day on which a sale was reported.

     (o) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of
          Section 422 of the Code.

     (p) "NASDAQ" means The NASDAQ Stock Market, including the NASDAQ National Market and the NASDAQ SmallCap Market.

     (q) "Non-Employee Director" means a Director who is not an officer or employee of the Company.

     (r) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     (s)  "Optionee" means a person who holds a Stock Option.

     (t)  "Participant" means a person granted an Award.

     (u) "Representative" means (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction of the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been transferred with the permission of the Administrator or by operation of law;

          provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Administrator.

     (v) "Retirement" means retirement from active employment under a pension plan of the Company or any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment or provision of services at or after age 55 under circumstances which the Administrator, in its sole discretion, deems equivalent to retirement.

     (w)  "Stock" means Common Stock, par value $0.01 per share, of the Company.

     (x)  "Stock Appreciation Right" means a right granted under Section 5.

     (y) "Stock Award" means an Award made in Stock or denominated in shares of Stock.

     (z)  "Stock Option" means an option granted under Section 4 or Section 10.

     (aa) "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

     (bb) "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to Section 422(b)(6) of the Code.

     (cc) "Underwriting Agreement" means the agreement between the Company and the underwriter or underwriters managing the initial public offering of the Stock.

     (dd) "Underwriting Date" means the date on which the Underwriting Agreement is executed in connection with an initial underwritten public offering of the Stock.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

                               WEB STREET, INC.
                              510 Lake Cook Road
                           Deerfield, Illinois 60015

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 31, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Joseph J. Fox, Joseph A. Barr and Stuart A. Cohn and each of them, with full power of substitution, as attorneys and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Web Street, Inc. to be held on May 31, 2001 at 10:00 a.m. (Pacific Time) in our San Francisco branch office, located at 532 Market Street, San Francisco, California, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED
AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


           (Continued, and to be signed and dated, on reverse side)

                               WEB STREET, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES
               LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3.

1. Election of Directors - Nominees: Avi Fox, Jeffrey S. Stein, Stuart A. Starr and Stuart A. Cohn (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space below).

          For All           Withhold All      For All Except
            [_]                 [_]
                                              ----------------------------------

2. Proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company's financial statements for the year ending December 31, 2001.

            For               Against         Abstain
            [_]                 [_]             [_]

3. Approval of an Amendment to the 1999 Plan i) to increase the number of shares of common stock reserved for issuance under the 1999 Plan in 2001, and ii) to provide for subsequent automatic annual increases in the number of shares reserved for issuance under the 1999 Plan in each of the five years beginning in 2002.

            For               Against         Abstain
            [_]                 [_]             [_]

Dated:            , 2001

Signature(s)
             -------------------------------------------------------------------

Signature (if held jointly)
             -------------------------------------------------------------------

Please date this Proxy and sign it exactly as your name(s) appears hereon. When joint tenants hold shares, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

               PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE,
     DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE